Fees Summary	Oct. 26, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	271.90
Total Transaction Valuation	3,125,241.99
Total Offset Amount	0.00
Net Fee	$ 271.90
Offset Table N/A	N/A